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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                  DATE OF EARLIEST EVENT REPORTED: MAY 8, 2003

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                          INTERNET CAPITAL GROUP, INC.
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               (Exact name of registrant as specified in charter)

            DELAWARE                  000-26929                  23-2996071
    (State of Incorporation)       (Commission File           (I.R.S. Employer
                                       Number)              Identification No.)

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               435 Devon Park Drive, 600 Building, Wayne, PA 19087
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               (Address of Principal Executive Offices) (Zip Code)

                                 (610) 989-0111
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              (Registrant's telephone number, including area code)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits

                  The following press release is included as an exhibit to this report furnished under Item 12.

      99.1 Press Release, dated May 8, 2003, issued by Internet Capital Group, Inc.



ITEM 9. REGULATION FD DISCLOSURE.

The following information is furnished under Item 9. "Regulation FD Disclosure" and Item 12. "Disclosure of Results of Operations and Financial Condition."

On May 8, 2003, Internet Capital Group, Inc. issued a press release setting forth Internet Capital Group, Inc.'s financial information for the three month period ended March 31, 2003. A copy of Internet Capital Group, Inc.'s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    INTERNET CAPITAL GROUP, INC.



Date:  May 8, 2003                  By: /s/  Anthony P. Dolanski
                                        -----------------------------
                                       Name:   Anthony P. Dolanski
                                       Title:  Chief Financial Officer
                                               (Principal Financial and
                                               Accounting Officer)
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                                  EXHIBIT INDEX

Exhibit No.               Description
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
99.1                      Press Release, dated May 8, 2003, issued by
                          Internet Capital Group, Inc.